UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2022

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AINOS, INC
(Exact name of registrant as specified in its charter)

 ____________________________

Texas	0-20791	75-1974352
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Drive, Ste. 800, San Diego, CA 92108 (858) 869-2986
(Address and telephone number, including area code, of registrant’s principal executive offices)

AMARILLO BIOSCIENCES, INC.

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

The matters set forth under Section 2.01 of this report are incorporated herein by this reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is made to those certain Convertible Note Purchase Agreements dated as of March 28, 2022 (the “Agreements”) by and between Ainos, Inc., a Texas corporation (the “Company”) and Chih-Cheng Tsai , Ming-Hsien Lee, Yu-Yuan Hsu, and Top Calibre Corporation, a British Virgin Islands company (collectively the “Purchasers”).

Pursuant to the Agreements, the Purchasers paid a total of $850,000 U.S.D. (the “Principal Amount”) to the Company in exchange for Convertible Promissory Notes issued by the Company in the Principal Amount (the “Convertible Notes”). The following identifies each of the Purchasers and their respective payments to the Company: Chih-Cheng Tsai $100,000; Ming-Hsien Lee $200,000; Yu-Yuan Hsu $50,000; and Top Calibre Corporation $500,000.

The Principal Amount of the Convertible Notes is payable in cash on March 30, 2027, although the Company may prepay the Convertible Notes in whole or in part without penalty. The Convertible Notes are non-interest bearing. If not earlier repaid, the Convertible Notes will be converted into shares of common stock, $0.01 par value per share of the Company, or such other securities or property for which the Convertible Notes may become convertible, immediately prior to the closing of any public offering of the Company’s common stock as result of which the Company’s common stock will be listed on a U.S. stock exchange. The conversion price, subject to certain adjustments described in Section 2(b) of the Convertible Note, will be eighty percent (80%) of the initial public offering price of the offering.

The foregoing description of the Agreements and Convertible Notes are not complete and are qualified in their entirety by the text of the Agreements and the Convertible Notes.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The matters set forth under Section 2.01 of this report are incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d)	Exhibits

Exhibit No.	Description
2.1	Form of Convertible Note Purchase Agreement
10.1	Form of Convertible Promissory Note

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ainos, Inc.

Date: April 1, 2022	By:	/s/ Chun-Hsien Tsai
Name: Chun-Hsien Tsai
Title: Chief Executive Officer

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